UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 26, 2010

Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Security Benefit Pl. Suite 100, Topeka, Kansas		66606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	785.233.0507

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Co-Principal Financial Officer

On May 26, 2010, Denise L. Cauthon was appointed First Vice President and Chief Accounting Officer of the Federal Home Loan Bank of Topeka ("FHLBank"). As Chief Accounting Officer, Ms. Cauthon will continue in her role as FHLBank’s principal accounting officer and will also be appointed FHLBank’s co-principal financial officer, sharing the responsibilities of principal financial officer with Mark E. Yardley, Executive Vice President and Chief Risk Officer.

Prior to being appointed First Vice President and Chief Accounting Officer, Ms. Cauthon, age 47, served as First Vice President and Controller since March 2007. She served as Vice President and Controller from January 2005 through March 2007. Ms. Cauthon joined the FHLBank in 1989 as a staff internal auditor and was promoted to Assistant Liability Manager and then Financial Reporting Accountant in 1998. Ms. Cauthon was promoted to Financial Reporting and Operations Manager in 1999 and was named Assistant Vice President in 2000. She was promoted to Assistant Controller-Financial Reporting in 2002 and became Vice President in 2004.

Ms. Cauthon’s base annual salary as of the date of this Current Report on Form 8-K is $170,000. Pursuant to this appointment, Ms. Cauthon will be eligible to participate in FHLBank’s Executive Short Term Incentive Plan ("ESTIP"). The ESTIP provides eligible key employees ("Plan Participants") the opportunity to earn annual incentive compensation awards based on the FHLBank’s achievement of certain financial goals established by the Compensation Committee of the Board. Ms. Cauthon’s participation in the ESTIP will not change Ms. Cauthon’s annual incentive compensation award opportunity.

Ms. Cauthon does not have any family relationship with any director or executive officer of FHLBank, nor has she engaged in any related person transactions during FHLBank’s last fiscal year.

Executive Short Term Incentive Plan

On May 26, 2010, the Board of Directors of FHLBank amended the ESTIP, effective on that same date, subject to Federal Housing Finance Agency ("Finance Agency") review, to include Ms. Cauthon as a Plan Participant. The purpose of the ESTIP is to motivate the Plan Participants to facilitate the FHLBank’s achievement of short-term performance goals aligned with the mission and business objectives of the FHLBank and to reward the Plan Participants in accordance with the FHLBank’s achievement of such goals. Ms. Cauthon will participate in the ESTIP at impact level 3 with a target award, calculated as a percent of earned base, of 35 percent. The ESTIP amendments also reflect the title change for Mark E. Yardley from Executive Vice President and Chief Financial Officer to Executive Vice President and Chief Risk Officer. Mr. Yardley’s title change will not change his annual incentive compensation award opportunity under the ESTIP.

Total awards payable under the ESTIP are not determinable at this time.

A copy of the amended ESTIP is attached as Exhibit 10.1 hereto, and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 FHLBank Amended Executive Short Term Incentive Plan, dated May 26, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

June 1, 2010	By:	/s/ Patrick C. Doran

Name: Patrick C. Doran
Title: SVP, General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	FHLBank Amended Executive Short Term Incentive Plan, dated May 26, 2010.